UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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 FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2016
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MOTOROLA SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)
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DELAWARE
(State or Other Jurisdiction of Incorporation)

1-7221 (Commission File Number)	36-1115800 (IRS Employer Identification No.)
1303 E. Algonquin Road, Schaumburg, Illinois (Address of Principal Executive Offices)	60196 (Zip Code)
Registrant’s telephone number, including area code: (847) 576-5000
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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (the “Amendment”) is being filed by Motorola Solutions, Inc. (the “Company”) to amend the Current Report on Form 8-K filed on February 22, 2016 (the “Original Report”) to report, among other things, the completion of its previously announced acquisition, through a wholly-owned subsidiary, of the entire issued share capital of Guardian Digital Communications Limited. This Amendment amends and supplements the Original Report filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 is being filed within 71 calendar days of the date that the Original Report was required to be filed with respect to the above referenced transaction.
Item 9.01 Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired
The audited financial statements of Guardian Digital Communications Limited, for the year ended June 30, 2015 and the independent auditors’ report thereon are filed hereto as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.
(b)    Unaudited Pro Forma Financial Information
The required unaudited pro forma combined financial information as of and for the year ended December 31, 2015 is filed as Exhibit 99.2 hereto and is incorporated into this Item 9.01(b) by reference.
(c)    Not applicable.
(d)    Exhibits

Exhibit No.	Exhibit
Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Audited financial statements of Guardian Digital Communications Limited.

Exhibit 99.2	Unaudited pro forma combined financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: May 6, 2016	By:	/s/ John K. Wozniak
		Name:	John K. Wozniak
		Title:	Corporate Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited financial statements of Guardian Digital Communications Limited.

99.2	Unaudited pro forma combined financial information.